SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

FREEDOM FINANCIAL GROUP, INC.

_____________________________________________________
(Name of Registrant as Specified In Its Charter)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11(c)(2):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

FREEDOM FINANCIAL GROUP, INC.
3058 East Elm Street
Springfield, Missouri 65802

Dear Stockholders:

We are pleased to enclose your Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders of Freedom Financial Group, Inc. (the “Company”) to be held at 9:00 a.m. (Central Time) on August 10, 2007, at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806. The Company’s Annual Report for the fiscal year ended December 31, 2006 is also enclosed with these materials.

The Annual Meeting is being held for the following purposes:

(1) To elect two Class III directors for a term of three years;

(2) To ratify the appointment of BKD, LLP as the independent accountants of the Company for the first three quarters of the fiscal year ending December 31, 2007;

(3)  To ratify the future appointment by the Board of Directors of the independent public accounting firm to be recommended by the Audit Committee to audit the Company’s annual consolidated financial statements for the fiscal year ending December 31, 2007; and

(4) To consider such other business as may properly come before the meeting.

The Board of Directors hopes that you will be able to attend the Annual Meeting. We look forward to meeting each of you and discussing with you the events that occurred during the Company’s past fiscal year and its current prospects. If you are unable to attend in person or to otherwise be represented, we urge you to vote by signing the enclosed Proxy Card and mailing it to the Company in the accompanying stamped envelope at your earliest convenience. Please be sure to sign it exactly as the name or names appear on the Proxy. If you prefer, you may also vote your shares by internet or by telephone by following the instructions on your Proxy Card. We urge you to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the Annual Meeting.

Sincerely yours,
/s/ Vernon S. Schweigert
Vernon S. Schweigert Chairman of the Board of Directors

Date: June 25, 2007

Enclosures

FREEDOM FINANCIAL GROUP, INC.
Notice of Annual Meeting of Stockholders
To be Held August 10, 2007

Notice is hereby given that the Annual Meeting of Stockholders of Freedom Financial Group, Inc. (the “Company”) will be held on August 10, 2007, at 9:00 a.m. (Central Time) at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, for the following purposes:

(1) To elect two (2) Class III directors for a term of three years;

(2) To ratify the appointment of BKD, LLP as the independent accountants of the Company for the first three quarters of the fiscal year ending December 31, 2007;

(3)  To ratify the future appointment by the Board of Directors of the independent public accounting firm to be recommended by the Audit Committee to audit the Company’s annual consolidated financial statements for the fiscal year ending December 31, 2007; and

(4) To consider such other business as may properly come before the meeting.

The Board of Directors has fixed June 5, 2007, as the record date for the determination of stockholders entitled to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the meeting and at our offices during ordinary business hours for ten days prior to the meeting.

Dated: June 25, 2007	By Order of the Board of Directors,
/s/ Dan Graham
Dan Graham Chief Financial Officer Secretary and Treasurer

YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD YOU CAN VOTE YOUR SHARES BY INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. IF YOU WISH TO VOTE BY MAIL, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

FREEDOM FINANCIAL GROUP, INC.
3058 East Elm Street
Springfield, Missouri 65802

Proxy Statement for Annual Meeting of Stockholders

INTRODUCTION

The Board of Directors of Freedom Financial Group, Inc. (the “Company”), whose executive offices are located at 3058 East Elm Street, Springfield, Missouri 65802, hereby solicits your Proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on August 10, 2007, 9:00 a.m. (Central Time) at the University Plaza Hotel, 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, or at any postponement or adjournment thereof (“Annual Meeting”). The expense of soliciting your Proxy will be borne by the Company. The approximate day on which this Proxy Statement and the accompanying form of Proxy will be first mailed or given to stockholders is June 25, 2007.

At the Annual Meeting, stockholders will be asked to vote upon the following proposals:

(1) To elect two (2) Class III directors for a term of three years;

(2) To ratify the appointment of BKD, LLP as the independent accountants of the Company for the first three quarters of the fiscal year ending December 31, 2007; and

(3)  To ratify the future appointment by the Board of Directors of the independent public accounting firm to be recommended by the Audit Committee to audit the Company’s annual consolidated financial statements for the fiscal year ending December 31, 2007.

We will also consider such other business as may properly come before the meeting.

 VOTING AND REVOCATION OF PROXY

A form of Proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed Proxy will be voted as indicated in accordance with the directions thereon. If no directions to the contrary are indicated on the Proxy, the person named in the enclosed Proxy will vote all shares FOR each of the proposals.

Sending in a signed Proxy will not affect a stockholder’s right to attend the Annual Meeting, nor will it preclude a stockholder from voting in person because the Proxy is revocable at any time prior to the voting of such Proxy. Any stockholder giving a Proxy has the power to revoke it by giving written notice to the Secretary of the Company at any time before the Proxy is exercised, including by filing a later-dated Proxy with the Secretary or by appearing in person at the Annual Meeting and making a written demand to vote in person.

SOLICITATION OF PROXY

The expense of Proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, or by directors, officers or employees of the Company without additional compensation.

Upon request by record holders of stock who are brokers, dealers, banks, or voting trustees, or their nominees, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual reports to any beneficial owners of stock.

RECORD DATE; VOTING RIGHTS

The Company had 19,927,001 shares of common stock outstanding at the close of business on June 5, 2007 (the “Record Date”). Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

The presence, in person or by Proxy, of holders of a majority of all the shares of common stock entitled to vote at the Annual Meeting constitutes a quorum of the Company’s stockholders. Each share of common stock outstanding is entitled to one (1) vote on each Proposal that may be brought before the Annual Meeting. Votes withheld from director-nominees, abstentions, and broker-non-votes will be counted in determining whether a quorum has been reached.

With respect to Proposal 1, the Directors will be elected by a plurality of the votes cast in person or represented by a Proxy at the Annual Meeting. With respect to Proposals 2 and 3, the affirmative vote of a majority of the shares present in person or represented by Proxy at the Annual Meeting, and entitled to vote, will be required for the Proposals to pass.

Under Delaware law, the act of “voting” does not include either recording the fact of abstention or failing to vote for a candidate or for approval or disapproval of a proposal, whether the person entitled to vote characterizes his or her or its act as voting. In other words, only those stockholders who indicate an affirmative or negative decision on a matter are treated as voting, so that ordinarily abstention or a mere absence or failure to vote is not equivalent to a negative decision.

A broker-non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Broker-non-votes, if any, will not be counted in the calculation of the majority of votes cast and will not have an effect on the outcome of the vote on a matter.

The Company is not currently aware of any matters that will be brought before the Annual Meeting that are not described in the enclosed Notice of Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership as of the Record Date of common stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding voting securities, (b) the Company’s directors and executive officers, individually, and (c) the Company’s directors and executive officers as a group. Note: The number of securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in Item 403 of Regulation S-B of the Securities and Exchange Commission.

Name, Position, and Address of Beneficial Owner (1)	Shares of Common Stock	Percent of Class
Jerald L. Fenstermaker Director, President and CEO	1,394,583	7.0%
Daniel F. Graham CFO, Treasurer and Secretary	398,452	2.0%
James K. Browne Vice President	139,458	0.7%
Troy A. Compton Director	22,686	0.1%
Robert T. Chancellor Director	3,892	*
Vernon S. Schweigert Director and Chairman of the Board	0	0.0%
Stephen J. Gore Director	0	0.0%

Directors and Officers as a Group	1,959,071	9.8%

* less than 0.1%

(1)	The address for each of the executive officers and directors of the Company is 3058 East Elm Street, Springfield, Missouri 65802

PROPOSAL ONE
ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall consist of not less than three (3) nor more than seven (7) directors, and that the number of directors to be elected, subject to the foregoing limits, shall be determined from time to time by the Board of Directors. Currently, the Board of Directors has five members, divided into three classes with staggered terms: Class I (two directors), Class II (one director), and Class III (two directors). One class of directors is to be elected annually to serve a three-year term. The following table sets forth the name, age and position of each person who serves as a director or nominee for director of the Company:

Name	Age	Director Class	Position with Company	Elected / Appointed to Board	Board Term Expires
Robert T. Chancellor (Nominee for Director in 2007)	71	III	Director	2003	2007
Troy A. Compton (Nominee for Director in 2007)	77	III	Director	2003	2007
Stephen J. Gore	59	I	Director	2005	2008
Vernon S. Schweigert	68	I	Director and Chairman of the Board	2003	2008
Jerald L. Fenstermaker	65	II	Director, President and Chief Executive Officer	2003	2009

Robert T. Chancellor. Mr. Chancellor has served the Company as a Director since April 2003. Mr. Chancellor retired from the U.S. Information Agency in 1988 after 26 years of service as a writer, editor, bureau chief and foreign correspondent. Since his retirement, Mr. Chancellor has served in various capacities for a number of civic and charitable organizations in Springfield, Missouri. In addition to serving on the Springfield City Council for five years, Mr. Chancellor served on the Mayor’s Commission for Human Rights and the Gillioz Theater Preservation Board, and served as the Chairman of the Sertoma Building Corporation. Mr. Chancellor is a graduate of Southwest Missouri State University.

Troy A. Compton. Mr. Compton has served the Company as a Director since April 2003. Mr. Compton retired from Montgomery Ward & Company in 1984 after 27 years of service, primarily in management roles. From 1984 until 1990, Mr. Compton served as Vice President of Finance and Administration of Central Bible College, and from 1990 to 1992 served as President of W-W Manufacturing Co., Inc. where he led a reorganization of the company. From 2000 to 2002, Mr. Compton served as Treasurer and as a board member of Way2Bid, Inc. Mr. Compton is currently a co-owner of Compton Tax Service, a largely seasonal income tax preparation service based in Springfield, Missouri. Mr. Compton also served in a volunteer capacity as Treasurer of the Assemblies of God Credit Union, formerly known as the General Council Credit Union from 1986 until 2003. Mr. Compton served on the Board of Directors of W W Capital Corporation, a publicly-traded manufacturer of livestock handling equipment, from 1987 to 2002.

Stephen J. Gore. Mr. Gore was elected a Director of the Company in 2005. He has served as President and Chief Executive Officer of NewGen Solutions, LLC, a Springfield, Missouri-based management consulting firm specializing in executive management consulting and board advisory services, since founding the firm in November 2000. In 1990, Mr. Gore co-founded DT Industries, Inc., a publicly-traded global manufacturer of capital goods equipment. Mr. Gore served DTI as President and Chief Executive Officer from 1990 until 2000, overseeing sales of $500 million and 3,000 employees. Mr. Gore also served as Senior Vice President and Chief Financial Officer of Harris-Adacom Corporation from 1988 to 1990 and as Vice President Finance, Chief Financial Officer and Director of TechAmerica Group, Inc. from 1980 to 1988. Mr. Gore, a United States Air Force veteran, is a Certified Public Accountant, holds a BSBA in Accounting and a BS in Computer Science, both from Missouri Western State College (now Missouri Western State University), and received an MBA from the Executive Fellow Program at Rockhurst University.

Vernon S. Schweigert. Mr. Schweigert has served the Company as a Director since December 2002 and as the Chairman of the Board of Directors since December 19, 2006. In May 2001, Mr. Schweigert was appointed by the United States Bankruptcy Court for the District of Arizona to serve as Trustee of the bankruptcy estate of Stevens Financial Group, Inc., and served in that capacity, leading the reorganization under Chapter 11, until the case was closed by order of the bankruptcy court on December 13, 2004. Mr. Schweigert has over twenty years experience as a consultant to the real estate development industry. Mr. Schweigert has also served in various capacities, primarily as a trustee or consultant, to companies in or facing bankruptcy. Mr. Schweigert holds an undergraduate degree from Illinois State University and an MBA from Arizona State University.

Jerald L. Fenstermaker. Mr. Fenstermaker has served as President and Chief Executive Officer of the Company since he was appointed as such during the bankruptcy proceedings of the Company’s predecessor (Stevens Financial Group, Inc.) in 2001. He also served the Company as Chairman of the Board of Directors from December 19, 2002 through December 19, 2006. From 1970 to 1981, Mr. Fenstermaker was employed by Citibank, NA in various management roles including Vice President-Controller, Vice President-Senior Field Officer in Panama and Vice President-Area Corporate Officer in San Juan, Puerto Rico. From 1981 to 1985, he served as President and Chief Executive Officer for Albuquerque, New Mexico-based American Federal Savings and Loan. From 1985 to 1991, Mr. Fenstermaker served as Executive Vice President and Chief Financial Officer of Citicorp Mortgage, Inc. in St. Louis, Missouri. From 1991 to 1994, he was a Financial Consultant in Merrill Lynch & Co.’s Private Client Group. From 1994 to 1998, he was employed as the Chief Operating Officer of Allsup, Inc., a national leader in the Medicare claims recovery business. From 1999 to 2001, Mr. Fenstermaker served as Chief Financial Officer of Loansurfer.com LLC, a St. Louis-based Internet mortgage company.

Director Independence

All of the above-named directors and nominees, with the exception of Mr. Fenstermaker due to his position as President and Chief Executive Officer of the Company, are independent under the NASDAQ Marketplace Rules.

Election of Nominees for Class III Directors

Two Class III directors are to be elected at the 2007 Annual Meeting, to serve until the 2010 Annual Meeting of Stockholders and until the election and qualification of their respective successors in office. Robert T. Chancellor and Troy A. Compton currently serve as the two Class III directors, and the Board of Directors has nominated both of them for election to serve another term. Mr. Chancellor and Mr. Compton have each consented to stand for election at this meeting. The Company has no reason to believe that either nominee will be unavailable for election; however, should a nominee become unavailable for any reason, the Board of Directors may designate a substitute nominee. The Proxy agents intend (unless authority has been withheld) to vote FOR the election of the Company’s nominees.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1, RE-ELECTION OF ROBERT T. CHANCELLOR AND TROY A. COMPTON AS DIRECTORS

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age and position of each person who serves as an executive officer of the Company.

Name	Age	Position
Jerald L. Fenstermaker	65	Director, President and Chief Executive Officer
Daniel F. Graham	45	Chief Financial Officer, Secretary and Treasurer
James K. Browne	45	Vice President; President and Chief Operating Officer of the Company’s Canadian subsidiary, T.C.G.-The Credit Group Inc.

For the biography of Mr. Fenstermaker, please see above.

Daniel F. Graham. Mr. Graham has served as Chief Financial Officer of the Company since joining the Company in January 2002. Mr. Graham has also served as Treasurer and Secretary of the Company since January 1, 2003. From 1990 through 1996, Mr. Graham served primarily financial institutions and public companies during his tenure with McGladrey & Pullen, LLP, a national public accounting firm. Mr. Graham left the firm as a Senior Manager in December 1996. From April 1997 to February 1999, Mr. Graham was employed in various financial management positions with DT Industries, Inc., a publicly-traded global manufacturer of capital goods equipment. Mr. Graham also held the position of Vice President, Finance and Administration for Springfield Builders, Inc., a Missouri-based general contractor. Mr. Graham is a Certified Public Accountant and a graduate of Oklahoma State University.

James K. Browne. Mr. Browne has served as President and Chief Operating Officer of the Company’s Canadian subsidiary, TCG, since its formation in September 1997. Mr. Browne has served as Vice President of the Company since January 1, 2003. Mr. Browne, a native of Canada, was employed by Superior Acceptance Corporation Limited from November 1989 to September 1997, serving first as a Branch Manager and then as a Regional Manager overseeing nine branch offices in three Provinces. From November 1987 to November 1989, Mr. Browne was a Senior Assistant Manager at Household Finance Corporation.

Family Relationships.

There are no family relationships among any of the directors or executive officers of the Company, or persons nominated or chosen to become such.

Involvement in Certain Legal Proceedings.

Within the past five years, no director, person nominated to become a director, executive officer, promoter or control person of the Company has been involved in the types of legal proceedings described in Item 401(d) of Regulation S-B (17 CFR §228.401).

Transactions with Related Persons.

Since the beginning of the Company’s last fiscal year, there have been no reportable transactions or proposed transactions between the Company and any director, executive officer, nominee for director, beneficial owner of more than 5% of any class of the Company’s voting securities, or any immediate family member of the foregoing.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors, executive officers, and persons who beneficially own more than ten percent (10%) of any class of the Company's outstanding equity securities file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of equity securities. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. We believe, based on a review of the copies of such reports furnished to the Company, that all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied as of December 31, 2006.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2006 the Company’s Board of Directors formally met on 15 occasions. The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Nominating Committee. Each director attended (or participated by telephone in) at least 90% of the aggregate meetings of the Board and meetings of committees on which he served during the periods that he served.

Audit Committee

The Audit Committee is comprised of Messrs. Schweigert, Compton, Chancellor, and Gore. The Committee has adopted a charter, amended in June 2007, a copy of which is attached to this Proxy Statement as Exhibit A. The Committee is responsible for the appointment, compensation and oversight of the work of our independent auditors, approving the services performed by our independent auditors, reviewing financial information prior to public disclosure and reviewing and evaluating our accounting principles and system of internal accounting controls. The Committee also meets with the independent auditors, without management present, to discuss the results of the consolidated financial statement audits and reviews, the independent auditors’ evaluation of our system of internal accounting controls and the overall quality of the Company’s financial reporting. The Audit Committee met five times during 2006.

The Board of Directors has determined that Mr. Gore, the Chairman of the committee, is the designated “audit committee financial expert” (as defined in Item 401(e) of Regulation S-B). Each member of the Audit Committees has been determined to meet the standards for “director independence” as that term is used in the NASDAQ Marketplace Rules. Under applicable SEC rules and regulations, we are permitted to use this definition of independence even though our securities are not listed on NASDAQ or a national securities exchange.

Prior to October 10, 2006, when all of the shares of preferred stock held by the Freedom Financial Group I Statutory Trust (the “Trust”) were converted into common stock and distributed to the Trust’s beneficial owners, Messrs. Schweigert and Chancellor may have been deemed to not be independent by reason of their capacity as members of the Trust Supervision Committee, which held voting power over the shares of preferred stock held by the Trust. Due to this voting power, the members of the Trust Supervision Committee may have been deemed to be indirect beneficial owners of the shares of preferred stock held by the Trust and of a like number of shares of common stock, into which the preferred stock could have been converted.

Attached hereto as Exhibit B is a copy of the Audit Committee Report for the fiscal year ending December 31, 2006.

Compensation Committee

Messrs. Chancellor, Compton, Gore and Schweigert are the current members of the Compensation Committee. Mr. Chancellor serves as the committee chairman. The compensation committee oversees the Company’s overall compensation plan and approves the compensation, including base salary and bonuses, of all executive officers. The Compensation Committee met seven times during 2006.

In June 2007, the Board adopted a written Charter of the Compensation Committee, in part, to charge the Compensation Committee with responsibility for reviewing and discussing the Compensation Discussion and Analysis (the “CD&A”) with the Company’s executives and determining whether to recommend that the CD&A be included in the Company’s Annual Report or proxy statement for the Annual Meeting of Stockholders. A copy of the Charter of the Compensation Committee is attached hereto as Exhibit C.

Nominating Committee

Throughout 2006 Messrs. Compton, Chancellor and Fenstermaker served as members of the Nominating Committee of the Board of Directors, with Mr. Compton serving as the committee chairman. Other than Mr. Fenstermaker, each member of the Nominating Committee met the standards for “director independence” as that term is defined in the NASDAQ Marketplace Rules. The Nominating Committee met one time during 2006. Effective April 19, 2007, the Nominating Committee is comprised of Mr. Gore and Mr. Schweigert, with Mr. Schweigert serving as the committee chairman. Both Mr. Gore and Mr. Schweigert meet the standards for “director independence” as that term is defined in the NASDAQ Marketplace Rules.

The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee. The Nominating Committee, while not operating under a formal written charter, has the following responsibilities:

•	Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

•
Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company’s charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of consumer automobile financing, retail used car sales, accounting and finance), as well as overall experience in the context of the needs of the Board as a whole;

•
Review nominations submitted by stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company’s charter and bylaws. Nominations from stockholders are considered and evaluated using the same criteria as all other nominations;

•	Annually recommend to the Board committee assignments and committee chairs, and recommend committee members to fill vacancies on committees as necessary; and

•	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

The minimum qualifications for a person to be recommended by the Nominating Committee to serve as a member of the Board of Directors are:

•	genuine interest in serving Freedom Financial Group, Inc. and its shareholders;

•	willingness to commit sufficient time to adequately perform the required duties; and

•	possess a high degree of personal and professional integrity.

Pursuant to the Company’s Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Corporate Secretary of the Company no later than (1) with respect to an election to be held at an annual meeting of the stockholders, 20 days in advance of such meeting, and (2) with respect to an election to be held at a special meeting of the stockholders for the election of directors, the close of business on the 15th day following the date on which notice of such special meeting is first given to the stockholders entitled to vote at it. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s Bylaws.

Director Compensation

Each director who is not an employee of the Company is eligible to receive a fee of $1,000 per regularly scheduled Board of Directors meeting attended. The directors are also entitled to reimbursement of reasonable expenses incurred in connection with attendance at Board meetings. No compensation is paid for attending committee meetings and no stock or stock options are provided as compensation to directors. The following table presents all compensation paid to each of our directors during 2006:

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Robert T. Chancellor	$12,000	$-	$12,000
Troy A. Compton	$12,000	$-	$12,000
Stephen J. Gore	$12,000	$-	$12,000
Vernon S. Schweigert	$12,750	$4,068	$16,818

Note:

(1) With respect to Mr. Schweigert, his “All Other Compensation” consisted of reimbursement of travel expenses incurred in attending the Company’s Annual Meeting of Stockholders and meetings of the Board of Directors.

Stockholder Communications

Stockholders may communicate with the Board of Directors by writing to Freedom Financial Group, Inc., 3058 E. Elm Street, Springfield, MO 65809, Attn: Corporate Secretary. Alternatively, stockholders may communicate via email to corporatesecretary@ffgrp.net.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings.

While we encourage all members of our Board of Directors to attend our Annual Meetings of Stockholders, there is no formal policy as to their attendance at such meetings. All Directors attended the 2006 Annual Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis is intended to provide an understanding of our executive compensation philosophy, plans and practices and provide context for understanding and evaluating the more specific compensation information in the tables and related disclosures that follow under the heading EXECUTIVE COMPENSATION.

Oversight of Executive Compensation Program

The Compensation Committee is an appointed committee of the Board of Directors consisting of not less than three independent board members and led by an elected Chairman. Pursuant to the Charter of the Compensation Committee (attached to this Proxy Statement as Exhibit C) each member meets the standards for “director independence” as that term is used in the NASDAQ Marketplace Rules.

The Compensation Committee reviews the compensation programs of our Chief Executive Officer and other executive officers and recommends certain compensation arrangements for these officers to the Board of Directors for its consideration and approval. The Committee’s mission is to assure that our compensation policies and practices are consistent with our corporate values and compensation philosophy and support the successful recruitment, development, motivation and retention of executives who are focused on achieving our business objectives and optimizing the long-term financial returns to our stockholders.

Compensation Philosophy and Objectives

Our compensation philosophy is to (i) provide a compensation program that attracts, motivates and retains high-caliber managerial talent, (ii) offer compensation opportunities that are competitive with those provided by other comparable public and private companies, (iii) create incentive compensation opportunities that emphasize the importance of achieving both short-term performance measures (e.g. annual operating income targets) and long-term strategic goals, and (iv) sponsor incentive pay programs which are linked to stockholder value.

In determining executive compensation, the Committee’s objectives include 1) attracting qualified executives who can assist in achieving our corporate objectives; 2) structuring our compensation programs so at to be competitive with the compensation practices of similarly situated companies; 3) motivating our executive officers to perform at their highest levels; and 4) retaining those individuals with the leadership skills and abilities necessary for building long-term value.

Role of Chief Executive Officer and Outside Compensation Consultants

The Compensation Committee reviews and approves the compensation programs for all executive officers subject to review and approval by the Board of Directors. The Chief Executive Officer confers with the Compensation Committee in determining the compensation for all executive officers other than himself.

The Compensation Committee engaged an outside compensation consultant, Pearl Meyer and Partners, during 2006 to assist the Committee in making compensation decisions with respect to the Company’s executive officers. Pearl Meyer and Partners was chosen based on their experience in compensation matters of similarly situated companies.

Compensation Elements and Determination of Compensation

Our executive compensation program has four primary elements: base salary, cash bonus incentives, long-term equity incentives and retirement, health and welfare benefits. We believe these components work in unison to provide a reasonable total compensation package for our executive officers.

Base Salary

The Committee provides cash compensation to meet competitive practices and help assure that the Company retains qualified executives. Payment of compensation in the form of base salary also allows the Company to accurately budget for this element of compensation expense. The Committee looks to target base salaries at a particular level within a peer group to remain competitive in the marketplace. Base salaries are also set to reflect the specific needs of the Company, be comparable and consistent within the Company and reflect the requirements demanded of each respective position.

Individual salaries for executive officers are reviewed annually, and adjusted from time to time to take into account outstanding performance, promotions and current marketplace practices. The Committee has also reviewed external market studies of the compensation practices of similarly situated companies to verify that the salaries paid to our executive officers are competitive and reasonable.

None of the executive officers received an increase in their respective base salaries in 2006. Mr. Fenstermaker’s annual base salary in 2006 and 2005 was $185,000, Mr. Graham’s annual base salary in 2006 and 2005 was $150,000 and Mr. Browne’s annual base salary in 2006 and 2005 (expressed in Canadian dollars) was $150,000.

Cash Bonus Incentives

The Company pays annual cash bonuses to executive officers based on objective performance criteria and on a subjective assessment of the Company’s overall performance, the individual performance of each executive and other relevant factors. Awards earned under the annual cash bonus incentive program are contingent upon employment with the Company through the date on which the incentive payment is made.

None of the executive officers received a cash bonus in 2006.

Long-Term Incentives

Long-term incentives are designed to focus attention on the Company’s long-range objectives and future returns to our stockholders, and are presently delivered to our executive officers through the granting of restricted stock. We believe that awards of restricted stock serve as an effective long-term incentive for executive officers that encourage them to remain with the Company and to excel in their performance, and more closely align each executive’s compensation with the long-term financial returns to our stockholders.

Each executive officer received shares of restricted common stock in January 2006 pursuant to the terms of the Stock Grant Agreement described below under the heading Stock Grants to Management. Mr. Fenstermaker received 962,493 restricted shares, Mr. Graham received 198,452 restricted shares and Mr. Browne received 69,458 restricted shares.

Retirement, Health and Welfare Benefits

The Company offers a variety of health and welfare benefit programs to all eligible employees. Our executive officers generally are eligible to participate in these programs on the same basis available to all eligible employees. Our health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include company-paid group health and basic life insurance and employee-paid group dental insurance.

The Company does not currently offer its employees, including our executive officers, any retirement benefits.

Regulatory and Tax Implications of Executive Compensation

Income Tax Considerations

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), unless various conditions are met that enable compensation to qualify as “performance-based,” the annual compensation paid to any of our named executive officers will be tax-deductible only to the extent that it does not exceed $1,000,000. The Compensation Committee generally intends that compensation paid by us will be tax-deductible. However, it may choose to pay nondeductible compensation if it deems it necessary or desirable to attract, retain and reward the executive talent necessary to our success.

Accounting Considerations

We are required to treat restricted stock grants as an expense under Financial Accounting Standards Board Statement No. 123(R), Share Based Payment. The Compensation Committee took this into account in entering into the January 2006 Stock Grant Agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors of Freedom Financial Group, Inc. (the “Company”) has reviewed and discussed the Company’s “Compensation Discussion and Analysis” for the 2006 fiscal year with management. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors of the Company that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

Compensation Committee:

Robert T. Chancellor, Chairman
Troy A. Compton
Stephen J. Gore
Vernon S. Schweigert

EXECUTIVE COMPENSATION

The following table presents the compensation of our Chief Executive Officer and our other executive officers for the last two years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jerald L. Fenstermaker	2006	$197,748	$-	$3,473	$-	$201,221
President and Chief Executive Officer	2005	$168,694	$16,250	$-	$-	$184,944

Daniel F. Graham	2006	$160,337	$-	$992	$-	$161,329
Executive Vice President and Chief Financial Officer	2005	$135,946	$18,900	$-	$-	$154,846

James K. Browne	2006	$134,363	$-	$347	$13,629	$148,339
Vice President; President and COO of TCG	2005	$125,822	$5,594	$-	$11,611	$143,027

Notes:

(1)
Fenstermaker, Graham, and Browne received stock bonuses in 2006 of 694,583, 198,452, and 69,458 shares, respectively, of common stock, subject to certain forfeiture provisions referenced below under the subheading “Stock Grants to Management.” The stock bonuses were valued at $0.005 per share due to the fact that the rights of the common stock shares granted were, at the date of grant, vastly inferior to that of the then-outstanding preferred stock, and the lack of any market for the common stock.

(2)	With respect to Mr. Browne, his “Other Annual Compensation” for 2005 and 2006 consisted of a company-paid automobile allowance.

(3)	Approximately $13,500 of Mr. Fenstermaker’s 2005 annual salary was deferred at the request of the Board of Directors and paid during 2006.

(4)	Approximately $11,000 of Mr. Graham’s 2005 annual salary was deferred at the request of the Board of Directors and paid during 2006.

(5)	Mr. Browne’s annual base salary for both 2005 and 2006 (expressed in Canadian dollars) was $150,000. Fluctuations in the Canadian dollar exchange rate resulted in the salary amounts reported above.

Stock Grants to Management. The Plan of Reorganization provided for the grant of up to 1,000,000 shares of the Company’s common stock to members of management, as determined by the Board of Directors. On March 3, 2003, pursuant to a unanimous consent action by the Company’s Board of Directors, the Company issued shares of common stock to certain members of management (the “Management Shareholders”) as follows: 700,000 shares to Jerald L. Fenstermaker; 200,000 shares to Daniel F. Graham; and 70,000 shares to James K. Browne (the “2003 Shares”).

The 2003 Shares were issued subject to forfeiture provisions. Pursuant to those provisions, if a Management Shareholder voluntarily resigns from the Company or is terminated for good cause, then he must surrender a percentage of his 2003 Shares to the Company, with no consideration to be paid for such forfeiture, as follows:

Resignation / Termination On or After	And Prior To	% of Shares Forfeited
March 3, 2003	September 14, 2003	100%
September 14, 2003	September 14, 2004	75%
September 14, 2004	September 14, 2005	50%
September 14, 2005	September 14, 2006	25%
September 14, 2006	N/A	0%

The date September 14 had no particular significance other than the fact that it represented the anniversary date of the employment agreement then in effect between Jerald Fenstermaker and the Company.

The terms of the 2003 stock grant allow the Management Shareholders, upon termination from employment with the Company, whether voluntary or involuntary (other than for good cause), to sell any 2003 Shares that are no longer subject to forfeiture (according to the schedule above) to the Company for 90% of the then current fair market value of the shares. The stock grant further stipulates that upon the death or disability of a Management Shareholder, the 2003 Shares shall no longer be subject to forfeiture, and all such shares can be sold to the Company for 100% of the then current fair market value of the shares. The Management Shareholders were granted the following additional rights with respect to the 2003 Shares:

•
In the event the Company issues additional common shares in exchange for any valuable consideration, each Management Shareholder shall receive, as a bonus, the number of shares of common stock he would have received if he had the preemptive right to subscribe for and receive such shares.

•
In the event that any preferred shares are converted into common shares, then each Management Shareholder shall receive, as a bonus, a number of common shares necessary to maintain the same voting percentage of the common stock as he possessed prior to the conversion. The Management Shareholders later waived this right in conjunction with the terms of a subsequent stock grant on January 9, 2006, which is discussed below.

No compensation cost was recognized in connection with this restricted stock grant because the fair value of these common shares was determined to be $0 at the date of grant.

On January 9, 2006, the Company entered into a Stock Grant Agreement with the Management Shareholders, pursuant to which the Company issued a total of 962,493 shares of restricted common stock to the Management Shareholders as follows: 694,583 shares to Fenstermaker; 198,452 shares to Graham; and 69,458 shares to Browne (the "2006 Shares").

As a condition to receiving the 2006 Shares, the Management Shareholders agreed to waive their rights under the 2003 stock grant to receive bonuses of additional common stock in the event of any future conversion of the Company's preferred stock into common stock. Additionally, the Stock Grant Agreement places various conditions and restrictions on both the 2006 Shares and the 2003 Shares:

•
The 2006 Shares are subject to forfeiture if (i) all of the Company's outstanding preferred stock has not been converted into common stock within 18 months; or (ii) the Company has not raised $10,000,000 in debt or equity financing within 36 months. Additionally, each Management Shareholder must forfeit his 2006 Shares if his employment with the Company is terminated for any reason before the conditions in (i) and (ii) have been satisfied.

•
The Management Shareholders relinquish any rights to receive dividends or proceeds from the liquidation of the Company until the Company has raised additional debt and/or equity financing of at least $10,000,000.

•
The Management Shareholders may not sell any 2003 Shares or 2006 Shares until (i) all of the Company's outstanding preferred stock has been converted into common stock and (ii) the Company has raised additional debt and/or equity financing of at least $10,000,000. When both of those conditions are met, but no sooner than six months after raising additional debt and/or equity financing of at least $10,000,000, the Management Shareholders may sell any of their 2003 Shares, and only up to one-half of their 2006 Shares. They may sell the remainder of their 2006 Shares only if the Company has raised debt and/or equity financing of at least $15,000,000.

•	Notwithstanding the above restrictions, a Management Shareholders' 2003 Shares and 2006 Shares may be sold upon his death or permanent disability, or if there is a change in control of the Company.

Employment Agreements. Mr. Fenstermaker is employed as the Company’s President under the terms of an employment agreement effective from September 15, 2004 through September 14, 2006. On September 25, 2006, the Company executed an extension of the employment agreement extending the agreement until such time as a new employment agreement can be negotiated and executed. As of December 31, 2006 no such new agreement had been executed. The employment agreement calls for Mr. Fenstermaker to be paid an annual base salary of $185,000, and a yearly bonus of $65,000 payable quarterly upon attainment of certain operating income targets. The Agreement can be terminated with 30 days’ written notice by either party. None of the Company’s other executive officers are subject to employment agreements.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Board of directors, upon the recommendation of the Audit Committee, has appointed BKD, LLP as the Company’s independent public accountants for the purpose of reviewing the Company’s quarterly consolidated financial statements for the first three quarters of the fiscal year ending December 31, 2007. As of June 15, 2007, BKD, LLP has not committed to serve as the Company’s independent public accountants for the purpose of auditing the Company’s annual consolidated financial statements for the year ending December 31, 2007. The Audit Committee is in the process of soliciting proposals from independent public accounting firms (including BKD, LLP) to audit the Company’s annual consolidated financial statements for the year ending December 31, 2007. The Audit Committee anticipates recommending an independent public accounting firm to the Board of Directors based on consideration of these proposals.

A representative of BKD, LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Audit Fees. The aggregate audit fees billed during the years ended December 31, 2006 and 2005 by BKD, LLP for professional services rendered were $64,725 and $76,447, respectively. These services were rendered in connection with the audit of our December 31, 2006 and 2005 consolidated financial statements, the reviews of our financial statements included in our 2006 first, second and third quarter Forms 10-QSB and in our 2005 second and third quarter Forms 10-QSB, and the filing of our Registration Statement on Form 10-SB in 2005.

Audit-Related Fees. We were not billed for any audit-related services during the years ended December 31, 2006 and 2005.

Tax Fees. Fees billed by BKD, LLP for professional services rendered in connection with tax compliance, tax advice and tax planning were $8,500 and $14,240 during the years ended December 31, 2006 and 2005, respectively.

All Other Fees. We did not pay for any other professional accounting fees during the years ended December 31, 2006 and 2005, respectively.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL TWO, RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FIRST THREE QUARTERS OF THE FISCAL YEAR ENDING DECEMBER 31, 2007.

PROPOSAL THREE
RATIFICATION OF THE FUTURE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

As of June 15, 2007 BKD, LLP, has not committed to serve as the Company’s independent public accountants for the purpose of auditing the Company’s annual consolidated financial statements for the year ending December 31, 2007. The Audit Committee of the Board of Directors is in the process of soliciting proposals from independent public accounting firms (including BKD, LLP) to audit the Company’s annual consolidated financial statements for the year ending December 31, 2007. The Audit Committee anticipates recommending an independent public accounting firm to the Board of Directors based on consideration of these proposals.

THE BOARD OF DIRECCTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL THREE, RATIFICATION OF THE FUTURE APPOINTMENT BY THE BOARD OF DIRECTORS OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM TO BE RECOMMENDED BY THE AUDIT COMMITTEE TO AUDIT THE COMPANY’S ANNUAL CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 2007.

NEXT ANNUAL MEETING - STOCKHOLDER PROPOSALS

It is presently contemplated that the 2008 annual meeting of Stockholders will be held on or about April 30, 2008. Stockholders intending to present a proposal at the 2008 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing at our offices at 3058 East Elm Street, Springfield, Missouri 65802, Attention: Corporate Secretary, on or before February 25, 2008. However, if the date of the 2008 Annual Meeting is changed by more than thirty (30) days from the date currently proposed for the Annual Meeting, then the above deadline may change to a reasonable time before the Company begins to print and mail its Proxy materials. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in next year’s proxy statement.

Stockholders intending to present a proposal at the 2008 annual meeting (but not to include the proposal in our proxy statement), must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our corporate Secretary receive written notice from the record holder of intent to present such proposal no less than 60 days and no more than 90 days prior to the meeting as originally scheduled. Therefore, we must receive notice of such proposal no later than March 1, 2008. However, in the event that less than 70 days’ prior notice or public disclosure of the date of the meeting is given or made to stockholders, then notice by the stockholder, to be timely, must be received at our offices not later than the close of business on the 15th day following the date on which the notice of the date of meeting was mailed or such public disclosure was made. The notice must contain the information required by our Bylaws. Stockholders intending to nominate a candidate for election as director at the 2008 annual meeting must provide written notice thereof to the Secretary of the Company at least 20 days in advance of the meeting. If the stockholder does not also comply with the requirements of Rule 14a-4(c) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination. In addition our Chairman of the Board of Directors or any other person presiding at the meeting may exclude any matter that is not properly presented in accordance with these requirements.

ANNUAL REPORT

The Company’s 2006 Annual Report, including audited consolidated financial statements for the fiscal year ended December 31, 2006 (“Fiscal 2006”), is being mailed to stockholders concurrently with this Proxy Statement.

FORWARD LOOKING STATEMENTS

This Proxy Statement, and materials delivered with this Proxy Statement, include “Forward-Looking” Statements. All statements other than statements of historical facts included in this Proxy Statement and materials delivered with this Proxy Statement, including without limitations, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are Forward-Looking Statements. Although we believe that the expectations reflected in the Forward-Looking Statements and the assumptions upon which the Forward-Looking Statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations (“Cautionary Statements”) are disclosed in the Forward-Looking Statements section of our Annual Report on Form 10-KSB for the year ended December 31, 2006. All written and oral Forward-Looking Statements attributable to us or persons acting on our behalf and subsequent to the date of this Proxy Statement are expressly qualified in their entirety by the Cautionary Statements.

INCORPORATION BY REFERENCE

The Company incorporates herein by reference to the following items from the Company’s Form 10-KSB for 2006, filed with the SEC on March 27, 2007:

1.	Consolidated Financial Statements for December 31, 2006 and 2005, and accompanying Notes.

2.	Risk Factors, disclosed in Item 1;

3.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 6).

By Order of the Board of Directors:

/s/ Vernon S. Schweigert
Vernon S. Schweigert Chairman of the Board of Directors

June 25, 2007

Exhibit A

FREEDOM FINANCIAL GROUP, INC.
AUDIT COMMITTEE CHARTER
(Amended June 2007)

Note: This charter was prepared under the assumption that the Company has an internal audit department. As of the effective date of this Charter, June 1, 2004, the Company does not have an internal audit department. All aspects of this Charter are in force with the exception of those referencing the internal audit function.

PURPOSE

The Audit Committee is charged with the responsibility of assisting the Board of Directors in fulfilling its fiduciary responsibilities to provide oversight with respect to:

1.	the integrity of the Company’s financial statements and other financial information provided to stockholders and others,

2.	the Company’s system of internal controls,

3.	the engagement and performance of the independent auditors,

4.	the performance of the internal audit function, if any, and

5.	compliance with laws, regulations and Company policies regarding ethical conduct.

MEMBERSHIP

The Committee shall consist of a minimum of three members of the Board of Directors. Members are appointed by and serve at the discretion of the Board of Directors. The Board of Directors shall appoint one member to serve as the Committee Chair.

All Committee Members shall be “independent” as that term is defined in the rules and regulations of the United States Securities and Exchange Commission (“SEC”) pertaining to audit committee members. Additionally, each Committee Member shall meet the standards for “director independence” as that term is used in the NASDAQ Marketplace Rules. All Committee Members shall be financially literate and at least one member shall satisfy the definition of, and be designated as, an “audit committee financial expert” as defined by the SEC.

MEETINGS

The Committee shall meet in person or telephonically as often as it determines is necessary to fulfill its responsibilities, but not less frequently than four times per year. All Committee Members are expected to attend all meetings either in person, via telephone or videoconference.

The Committee Chair shall be responsible for calling the meetings of the Committee, establishing meeting agenda with input from management and supervising the conduct of the meeting. A majority of appointed Committee Members will constitute a quorum for conducting business at a meeting of the Committee. The Committee shall maintain written minutes of its meetings, which shall be filed with the minutes of the Board of Directors. The Committee Chair shall provide the Board of Directors with a report of the Committee’s activities and proceedings as and when requested by the Board of Directors.

COMPENSATION

Neither the Committee Chair nor Committee Members shall receive compensation in connection with their service to the Committee.

AUTHORITY, RESPONSIBILITY AND RESOURCES

The Committee has the authority to conduct or authorize examinations into any matters within its scope of responsibility. It has sole authority and responsibility to (1) appoint, compensate, retain and directly oversee the work of the Company’s external auditor (subject to shareholder ratification), (2) resolve any disagreements between management and the auditors regarding financial reporting, and (3) pre-approve all audit services and non-audit services provided to the Company by its external auditor. It also has authority to:

•	Retain outside advisors, including legal counsel, as it determines necessary or advisable to carry out its duties.

•	Seek any information it requires from employees (all of whom are directed to cooperate with the Committee’s requests) or external parties.

•	Meet with company officers, external auditors, or outside counsel as necessary.

The Company shall provide funding, as determined by the Committee, for payment of compensation to the independent auditors, as well as for any outside advisors employed by the Committee.

The Committee, to the extent it deems necessary or appropriate, will carry out the following specific responsibilities:

Financial Statements

1.
Review and discuss with management and the external auditor significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the company’s selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the company’s financial statements.

2.
Review with management and the external auditor the results of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

3.
Review and discuss with management and the external auditor the Company’s Form 10-K, including management’s discussion and analysis, the annual financial statements and the results of the external auditor’s audit of the annual financial statements, before filing the Form 10-K with the SEC.

4.
Review and discuss with management and the external auditor the Company’s Forms 10-Q, including management’s discussion and analysis, the interim financial statements and the results of the external auditor’s review of the interim financial statements, before filing the Company’s Forms 10-Q with the SEC.

5.
Review disclosures made to the SEC by the company’s CEO and CFO during their certification process for the Form 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the company’s internal controls.

6.
At least annually prior to the filing of the Company’s Form 10-K with the SEC (and more frequently if appropriate), review and discuss reports from the external auditor on (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditor and (3) other material written communications between the external auditor and management, such as any management letter or schedules of unadjusted differences.

7.
Review with management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 relating to conduct of the audit.

8.
Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

9.	Understand how management prepares interim financial information, and the nature and extent of internal and external auditor involvement.

Internal Controls and Risk Management

1.	Consider the effectiveness of the Company’s internal control systems, including information technology security and control.

2.
Meet with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

3.
Understand the scope of internal audit’s and external auditor’s reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

1.
Review with management, the external auditor and the chief audit executive the plans, activities, staffing and organizational structure of the internal audit function, and any recommended changes thereto, as well as staff qualifications. Determine through discussion that internal audit activities conform to the International Standards for the Professional Practice of Internal Auditing promulgated by the Institute of Internal Auditors.

2.	Review significant reports to management prepared by internal audit and management’s responses.

3.
Ensure there are no unjustified restrictions or limitations on the chief audit executive’s scope of activities or access to information, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

4.	On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit believes should be discussed privately.

5.	Ensure the chief audit executive reports functionally to the Committee.

External Audit

1.	Have the external auditor report directly to the Committee.

2.
Meet with the external auditor to discuss the external auditor’s proposed audit planning, scope, staffing and approach, including coordination of its efforts with internal audit. Discuss the coordination of audit efforts to assure completeness of coverage, avoidance of redundant efforts and effective use of audit resources.

3.
Obtain and review a report from the external auditor regarding its quality control procedures, and material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more of the independent audits carried out by the firm, and any steps taken to deal with any such issues and relationships between the external auditor and the Company.

4.
Evaluate, and present to the Board of Directors its conclusions (taking into account the opinions of management and the internal auditors) regarding, the qualifications, performance and independence of the external auditor, including considering whether the external auditor’s quality controls are adequate and permitted non-audit services are compatible with maintaining the auditor’s independence.

5.
Ensure the rotation of the audit partners as required by law and consider whether in order to assure continuing auditor independence it is appropriate to adopt a policy of rotating the external audit firm on a regular basis.

6.	Establish policies concerning the Company’s hiring of employees or former employees of the external auditor, as required by law and by applicable listing standards.

7.	On a regular basis, meet separately with the external auditor to discuss any matters that the Committee or external auditor believes should be discussed privately.

Compliance

1.
Review the effectiveness of the Company’s system for monitoring compliance with laws and regulations. The results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance should also be reviewed.

2.	Obtain from the external auditor assurance that Section 10A(b) of the Exchange Act (detection of illegal acts) has not been implicated.

3.
Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the company’s codes of conduct, including review of the process for communicating the codes of conduct to employees and for monitoring compliance.

4.	Review with management the policies and procedures with respect to executive officers’ expense accounts and perquisites, including their use of corporate assets.

5.
Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

6.
Review and discuss with management and the external auditor any correspondence with, or the findings of any regulatory agency that raises significant issues regarding the company’s financial statements or accounting policies.

7.
Obtain regular updates from management and outside legal counsel regarding compliance and legal matters that may have a significant impact on the financial statements or the Company’s compliance policies, including disclosures of insider and affiliated party transactions.

Reporting Responsibilities

1.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement.

2.	Regularly report to the Board of Directors about Committee activities, issues and related recommendations.

3.	Provide an open avenue of communication between internal audit, the external auditor and the Board of Directors.

4.	Review any other reports the company issues that relate to Committee responsibilities.

Other Responsibilities

1.	Perform other activities related to this charter as requested by the Board of Directors.

2.	Institute and oversee special investigations as needed.

3.	Review and assess the adequacy of the Committee charter, annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

4.	Annually review the Committee’s own performance.

LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. Those duties and determinations are the responsibility of management and the independent auditors.

AUDIT COMMITTEE CHARTER
APPENDIX

Definition of audit committee financial expert:

A person who possesses the following attributes shall be an audit committee financial expert:

1.	an understanding of financial statements and generally accepted accounting principles;

2.	an ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;

3.
experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

4.	an understanding of internal controls and procedures for financial reporting; and

5.	an understanding of audit committee functions.

A person can acquire such attributes through any one or more of the following means:

1.
education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

2.
experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

3.	other relevant experience.

Designation of a person as an audit committee financial expert does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the Audit Committee in the absence of such designation, nor does it affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Exhibit B

AUDIT COMMITTEE REPORT

The Audit Committee Report included herein shall not be incorporated by reference into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, notwithstanding the incorporation by reference of this proxy statement into any such filings.

The Audit Committee of the Board of Directors of the Company has issued the following report with respect to the audited consolidated financial statements of the Company for the year ended December 31, 2006:

•	The Audit Committee has reviewed and discussed with the Company’s management the Company’s fiscal 2006 audited consolidated financial statements;

•	The Audit Committee has discussed with the Company’s independent registered public accounting firm (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

•
The Audit Committee has received the written disclosures and letter from the independent registered public accounting firm required by Independence Standards Board No. 1 (which relates to the firms’ independence from the Company and its subsidiary) and has discussed with the independent registered public accounting firm their independence from the Company; and

•
Based on the review and discussions referred to in the items above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006.

Submitted by the Audit Committee of the Board of Directors of the Company:

Stephen J. Gore, Chairman
Robert T. Chancellor
Troy A. Compton
Vernon S. Schweigert

B-1

Exhibit C

FREEDOM FINANCIAL GROUP, INC.
CHARTER OF THE COMPENSATION COMMITTEE
(Adopted June 2007)

The Compensation Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Freedom Financial Group, Inc.

Membership

The Committee shall consist of three or more directors all of whom in the judgment of the Board shall meet the standards for “director independence” as that term is used in the NASDAQ Marketplace Rules. In addition, a person may serve on the Committee only if the Board determines that he or she is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

Purpose

The purposes of the Committee are to (i) discharge the responsibilities of the Board relating to compensation of the Company’s Chief Executive Officer (“CEO”) and other executive officers, and (ii) to review and discuss with the Company’s executive officers the Compensation Discussion and Analysis required by Securities and Exchange Commission Regulation S-K, Item 402, and determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of stockholders. The Committee shall provide the required Compensation Committee Report for the Company’s annual report or proxy statement for the annual meeting of stockholders.

Duties and Responsibilities

The Committee is directly responsible for establishing annual and long-term performance goals and objectives for the Company’s executive officers. This responsibility includes:

(i)	evaluating the performance of the CEO and other executive officers in light of the agreed upon performance goals and objectives;

(ii)	setting the compensation of the CEO and other executive officers based upon the evaluation of the performance of the CEO and the other executive officers, respectively;

(iii)	making recommendations to the Board with respect to new cash-based incentive compensation programs and equity-based compensation plans;

C-1

(iv)	reviewing and establishing appropriate stock ownership guidelines for executive officers and monitoring compliance therewith;

(v)	establishing appropriate compensation for members of the Board of Directors and its committees

(vi)	preparing an annual performance self-evaluation of the Committee

In determining the long-term incentive component of the compensation of the Company’s CEO and other executive officers, the Committee may consider: (i) the Company’s performance and relative stockholder return; and (ii) the value of similar incentive awards to chief executive officers and other executive officers at comparable companies.

The Committee has the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

The Committee may, in its sole discretion, employ a compensation consultant to assist in the evaluation of the compensation of the Company’s CEO or other executive officers. The Committee shall have the sole authority to approve the fees and other retention terms with respect to such a compensation consultant. The Committee also has the authority, as necessary and appropriate, to consult with other outside advisors to assist in its duties to the Company.

Meetings

The Committee shall meet no less than one time each year and at such other times as it deems necessary to fulfill its responsibilities.

C-2

FORM OF PROXY

FREEDOM FINANCIAL GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 10, 2007

This Proxy is solicited on behalf of the Board of Directors
for use at the Annual Meeting of Stockholders
to be held on August 10, 2007.

The undersigned stockholder of Freedom Financial Group, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 25, 2007, and hereby appoints Jerald L. Fenstermaker (CEO) and Daniel F. Graham (CFO and Secretary), and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of Freedom Financial Group, Inc. to be held on August 10, 2007 at 9:00 a.m. local time at the University Plaza Hotel located at 333 S. John Q. Hammons Parkway, Springfield, Missouri, 65806, and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: FOR ALL NOMINEES TO THE BOARD OF DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FIRST THREE QUARTERS OF THE FISCAL YEAR ENDING DECEMBER 31, 2007; FOR THE RATIFICATION OF THE FUTURE APPOINTMENT BY THE BOARD OF DIRECTORS OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM TO BE RECOMMENDED BY THE AUDIT COMMITTEE TO AUDIT THE COMPANY’S ANNUAL CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007; AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE
AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

There are three ways to vote your proxy.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965  — QUICK — EASY — IMMEDIATE —

•	Use any touchtone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on Thursday, August 9, 2007.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/ffgr/  — QUICK — EASY — IMMEDIATE —

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on Thursday, August 9, 2007.

•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

•
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Freedom Financial Group, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

The Board of Directors Recommends a Vote “FOR” each of the following Proposals:

1.	Election of class III directors 01 Robert T. Chancellor 02 Troy A. Compton		☐	Vote FOR all nominees (except as marked)		☐	Vote WITHHELD from all nominees

	(Instructions: To withhold authority for any indicated nominees, write the number(s) of the nominee(s) in the box provided to the right.)	| |					| |

2.	Ratification of the appointment of BKD, LLP as the Company’s independent accountants for the first three quarters of the fiscal year ending December 31, 2007.		☐	FOR	☐AGAINST	☐	ABSTAIN

3.	Ratification of the future appointment by the Board of Directors of the independent public accounting firm to be recommended by the Audit Committee to audit the Company’s annual consolidated financial statements for the fiscal year ending December 31, 2007.		☐	FOR	☐AGAINST	☐	ABSTAIN

IN THEIR DISCRETION, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL PROPOSALS.

I plan to attend the annual meeting	☐	Address Change? Mark Box	☐	Indicate changes below:	Date: _________________

| |	| |

Signature(s) in Box

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.